UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2020

HANCOCK WHITNEY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Mississippi	001-36872	64-0693170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hancock Whitney Plaza 2510 14th Street Gulfport, Mississippi	39501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (228) 868-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $3.33 per share	HWC	The NASDAQ Stock Market, LLC

Item 1.01	Entry into a Material Definitive Agreement.

On July 17, 2020, Hancock Whitney Corporation (the “Company”) entered into a Master Purchase and Master Participation agreement (the “Agreements”) to sell $497 million of energy loans to certain funds and accounts managed by Oaktree Capital Management, L.P. The sale includes reserve-based, midstream and nondrilling service credits. The Company expects to receive proceeds of $257.5 million from the sale of these loans upon satisfaction of certain closing conditions. A copy of the press release announcing the sale of the loans is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this report with respect to the sale of the loans is incorporated by reference into this Item 2.01.

Item 2.02	Results of Operations and Financial Condition.

On July 21, 2020, the Company announced financial results for its second quarter ended June 30, 2020. A copy of this press release and the accompanying financial statements are attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 2.02. The press release is available on the Company’s website.

The information provided in Item 2.02 of this report, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 7.01	Regulation FD Disclosure.

On July 21, 2020 at 4:00 p.m. (Central Time), the Company intends to hold an investor call and webcast to discuss financial results for the quarter ended June 30, 2020, including the press release. Additional investor presentation materials relating to such call are furnished hereto as Exhibit 99.3 and are, along with the press release and financial statements, incorporated herein by reference. All information in the press release and investor presentation materials speak as of the date thereof and the Company does not assume any obligation to update said information in the future. In addition, the Company disclaims any inferences regarding the materiality of such information which otherwise may arise as a result of it furnishing such information under Item 2.02 or Item 7.01 of this Form 8-K.

In accordance with the General Instruction B.2 of Form 8-K, the information presented herein pursuant to Item 2.02, “Results of Operations,” and Item 7.01, “Regulation FD,” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall the information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated July 17, 2020 announcing sale of energy loans

99.2	Press Release dated July 21, 2020 for Quarter Ended June 30, 2020

99.3	Presentation Slides dated July 21, 2020 (furnished with the Securities and Exchange Commission as part of this Form 8-K)

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK WHITNEY CORPORATION

July 21, 2020	By:	/s/ Michael M. Achary
Michael M. Achary
Senior Executive Vice President and Chief Financial Officer

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